BLACKROCK FUNDSSM
BlackRock India Fund

Supplement dated August 10, 2011 to the Prospectus dated April 29, 2011

The following changes are made to the Prospectus of BlackRock India Fund (the “Fund”).

The section in the Prospectus captioned “Fund Overview — Key Facts About BlackRock India Fund — Portfolio Advisors” is deleted in its entirety and replaced with the following:

Portfolio Advisors

Name	Role	Since	Title

Andrew Swan	Primarily responsible for the day-to-day	2011	Managing Director of BlackRock (Hong
	management of the Fund, including		Kong) Limited
	setting the Fund’s overall strategy and
	overseeing the management of the
	Fund.

Anup Maheshwari	Provides research and non-discretionary	2011	Executive Vice President & Head of
	advice on the purchases and sales of		Equities, DSP BlackRock Investment
	individual securities		Managers Pvt. Ltd.

Apoorva Shah	Provides research and non-discretionary	2011	Executive Vice President of Equities, DSP
	advice on the purchases and sales of		BlackRock Investment Managers Pvt. Ltd.
	individual securities

Mr. Swan is a portfolio manager with BlackRock (Hong Kong) Limited. Messrs. Maheshwari and Shah of DSP BlackRock Investment Managers Pvt. Ltd. (“DSP BlackRock”), an affiliate of BlackRock, provide non-discretionary advice on the purchases and sales of individual securities. The non-discretionary advice provided by DSP BlackRock is in the form of recommendations to BlackRock that are not binding on the portfolio manager. All investment advice given is provided through and under the supervision of BlackRock.

The section in the Prospectus captioned “Details About the Fund — How the Fund Invests — About the Portfolio Advisors of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO ADVISORS OF THE FUND

Andrew Swan is the portfolio manager of the Fund and is primarily responsible for the day-to-day management of the Fund. In addition, Anup Maheshwari and Apoorva Shah provide research and non-discretionary advice on the purchases and sales of individual securities. See “Management of the Fund — Portfolio Advisors Information” for additional information about the portfolio advisors.

The section in the Prospectus captioned “Management of the Fund — Portfolio Advisors Information” is deleted in its entirety and replaced with the following:

Information regarding the portfolio advisors of the Fund is set forth below. Further information regarding the portfolio advisors, including other accounts managed, compensation, ownership of Fund shares and possible conflicts of interest, is available in the SAI.

Name	Primary Role	Since	Title and Recent Biography

Andrew Swan	Primarily responsible for the day-to-day	2011	Managing Director of BlackRock (Hong
	management of the Fund, including		Kong) Limited since 2011; Portfolio
	setting the overall investment strategy		Manager with JF Asset Management from
	and overseeing the management of the		2004 to 2011
Fund

Anup Maheshwari	Provides research and non-discretionary	2011	Executive Vice President, Head of Equities
	advice on the purchases and sales of		and portfolio manager, DSP BlackRock
	individual securities		since 2006; Chief Investment Officer at
HSBC Asset Management from 2005 to
2006

Apoorva Shah	Provides research and non-discretionary	2011	Executive Vice President of Equities and
	advice on the purchases and sales of		portfolio manager, DSP BlackRock since
	individual securities		2009; Senior Vice President of DSP
BlackRock from 2006 to 2009

The non-discretionary advice provided by DSP BlackRock is in the form of recommendations to BlackRock that are not binding on the portfolio manager. All investment advice given is provided through and under the supervision of BlackRock. BlackRock will have ultimate decision-making authority with respect to security selection.

Shareholders should retain this Supplement for future reference.

ALLPR-IF-0811SUP